SUPPLEMENT FOR THE PERIOD
                              SEPTEMBER 1, 2001, TO
                                NOVEMBER 30, 2001
                             TO THE PROSPECTUSES OF
                            FRANKLIN TEMPLETON FUNDS

The following paragraph is added to the "Dealer compensation" section of the Prospectuses for the Franklin Templeton funds, as defined in the Prospectuses:

 For qualified purchases during the period September 1, 2001, through November 30, 2001, Franklin Templeton Distributors, Inc. will pay to A.G. Edwards & Sons, Inc. (AG Edwards) an additional commission of 0.50% of Class A and Class B shares and 0.25% 12b-1 fee upon receipt of initial purchase for Class C shares on sales by AG Edwards. The additional payments are made by Distributors and will not affect shareholder fees or annual fund operating expenses. Please note that certain funds do not offer Class B or Class C shares.

                           Please keep this supplement
                             for future reference.